CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the Travelers Series Fund Inc. - MFS Total Return Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                          Chief Financial Officer
Travelers Series Fund Inc. -                     Travelers Series Fund Inc. -
MFS Total Return Portfolio                       MFS Total Return Portfolio



/s/ R. Jay Gerken                               /s/ Richard Peteka
---------------------------                     ----------------------------
R. Jay Gerken                                   Richard Peteka
Date: June 27, 2003                             Date: June 27, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Travelers Series Fund Inc. - MFS Total Return Portfolio and will be retained by Travelers Series Fund Inc. - MFS Total Return Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the Travelers Series Fund Inc. - Travelers Managed Income Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                       Chief Financial Officer
Travelers Series Fund Inc. -                  Travelers Series Fund Inc. -
Travelers Managed Income Portfolio            Travelers Managed Income Portfolio



/s/ R. Jay Gerken                             /s/ Richard Peteka
---------------------------                   ----------------------------
R. Jay Gerken                                 Richard Peteka
Date: June 27, 2003                           Date: June 27, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Travelers Series Fund Inc. - Travelers Managed Income Portfolio and will be retained by Travelers Series Fund Inc. - Travelers Managed Income Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of the Travelers Series Fund Inc. - Smith Barney Money Market Portfolio, each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
Travelers Series Fund Inc. -               Travelers Series Fund Inc. -
Smith Barney Money Market Portfolio        Smith Barney Money Market Portfolio



/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 ----------------------------
R. Jay Gerken                               Richard Peteka
Date: June 27, 2003                         Date: June 27, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Travelers Series Fund Inc. - Smith Barney Money Market Portfolio and will be retained by Travelers Series Fund Inc.
- Smith Barney Money Market Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.